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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 25, 2004
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)

      New York                            1-3157                           13-0872805
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(State or other jurisdiction             (Commission                     (IRS Employer
   of incorporation)                      File Number)                  Identification No.)


       400 Atlantic Street, Stamford, Connecticut                 06921
       ------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's telephone number, including area code)




            ---------------------------------------------------------
          (Former name or former address, if changed since last report)





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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

Item 1.  Changes in Control of Registrant.

         N/A

Item 2.  Acquisition or Disposition of Assets.

         N/A

Item 3.  Bankruptcy or Receivership.

         N/A

Item 4.  Changes in Registrant's Certifying Accountant.

         N/A

Item 5.  Other Events and Regulation FD Disclosure.

         N/A

Item 6.  Resignations of Registrant's Directors

         N/A

Item 7.  Financial Statements and Exhibits.

         N/A







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Item 8.  Change in Fiscal Year.

         N/A

Item 9.  Regulation FD Disclosure.


         Carter Holt Harvey Limited (CHH) a 50.4 percent owned subsidiary of International Paper Company, today announced it has entered into an agreement to sell its Tissue business and its 50 percent interest in Sancella to Svenska Cellulosa Aktiebolaget (SCA) for NZ$1.015 billion. The agreement is conditional on normal regulatory consents from the Overseas Investment Commission (OIC) and Foreign Investment Review Board (FIRB), with the sale completion date expected to be effective mid May.

         The agreement comes after CHH's November 2003 announcement to explore alternatives for its Tissue business which comprises the Consumer Brands, Experko and Treasures Babycare business. The agreement also includes Sancella, a joint venture which manufactures and markets the Libra and TENA brands.

         CHH also stated that it will distribute approximately half the proceeds but in any event not less than NZ$450 million by way of share buy back, pro rata to all shareholders.

         It is anticipated the buy back will take place in CHH's third quarter, following shareholder approval and the receipt of confirmation from the Inland Revenue Department that the capital return is not a taxable dividend.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     INTERNATIONAL PAPER COMPANY
                                                     ---------------------------
                                                             (Registrant)


Date:    March 25, 2004                              By /s/ Andrea L. Dulberg
Stamford, Connecticut                                   ---------------------
                                                        Assistant Secretary